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                                                                   EXHIBIT 10.24

         THIS SUBLEASE AMENDMENT AGREEMENT made the 30th day of September 2002
BETWEEN:

                    OPTIWAVE CORPORATION/CORPORATION OPTIWAVE

         (a Canadian corporation, hereinafter called the "Sublandlord") OF THE FIRST PART

AND:

                                 ZIX CORPORATION

         (a Texas, U.S.A. corporation, hereinafter called the "Tenant") OF THE SECOND PART


AND                   WAIDT CONSTRUCTION & DEVELOPMENTS LTD

         (hereinafter called the "Landlord") OF THE THIRD PART

         WHEREAS by written Sublease dated August 1, 2002 between the Sublandlord, the Tenant and the Landlord, the Tenant subleased space on the ground floor of a building located at 7 Capella Court, Nepean, Ontario ("the Building").

         AND WHEREAS the Tenant and the Sublandlord have agreed to amend the Sublease so as to sublet to the Tenant an additional portion of the Building located on the ground floor as shown on the floor plan attached hereto and marked as Exhibit A and incorporated herein by reference (the "Additional Leased Premises").

         AND WHEREAS the Landlord has agreed to amend the Sublease to include the Additional Leased Premises upon the following terms and conditions.

         NOW THEREFORE in consideration of the rents, covenants and conditions herein reserved and contained, the parties agree as follows:

1. Except for the amendments expressly set out herein, the Parties confirm that all other terms and conditions contained in the Sublease remain in full force and effect. More specifically, if the Sublease is not renewed pursuant to its terms, the Tenant shall vacate the Leased premises and the Additional Leased Premises by August 31, 2003.

2. The Gross Rent payable by the Tenant specified in the Sublease will be increased by $2,500.00 per month, plus GST, as payment for the Tenant's possession and occupation of the Additional Leased Premises identified on the floor plan in Exhibit A. If the Sublease is renewed on the basis of either Option One or Option Two, the portion of monthly Gross Rent attributed as payment for the occupation and possession of the Additional Leased Premises ($2,500.00) shall also be increased by the same percentage as the Gross Rent for the Leased Premises will be increased for the duration of any such renewal term. Terms of payment shall remain the same as specified in the Sublease with the first payment on account of the Additional Leased Premises due on November 1, 2002. Upon signing of this agreement, Tenant shall advance three (3) months rent ($7,500.00 plus GST) to be applied to the months of November 2002, December 2002 and August 2003.

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3.       The Tenant may enter into possession of the Additional Leased Premises on October 1, 2002. The Additional Leased Premises are sublet in an "as is" condition with no requirement for any additional fit up, alterations, provision of furniture or equipment, or leasehold improvements.

4.       The Tenant further covenants and agrees with the Sublandlord and the
         Landlord:

a) For the duration of the Sublease, that it shall provide reasonable access and egress to and from the Building by way of the Loading Bay and ramp located in the Additional Leased Premises for the benefit of all existing tenants and for the benefit of all future tenants in the Building. Access shall be granted by the Tenant promptly upon receipt of reasonable written or oral notice that the Loading Bay and ramp are required. Requests for access shall, so far as possible, attempt to minimize disruption to the Tenant's use and enjoyment of the Additional Leased Premises.

5.       GROSS RENT:
         For greater certainty, Tenant shall pay directly to the Landlord all gross rents, prepayments and deposits, to be applied to the Sublandlord's rental account, as Gross Rent for the Leased Premises and payable in equal monthly installments in advance on the first day of each calendar month during the Term of the Sublease.

         IN WITNESS WHEREOF, the parties have executed this Sublease Amending Agreement, under seal, as of the date written above.

         I the undersigned Tenant agree to and accept the above amendments.

SIGNED, SEALED AND DELIVERED        ) ZIX CORPORATION
in the presence of:                 )
                                    )
                                    )
/s/ Anne Paliwal                    ) Per:  /s/ Wael Mohamed
----------------------------        )     ---------------------------------
Witness                             ) Title:
                                    ) I/We have the authority to bind
                                      the corporation.

I the undersigned Sublandlord agree to and accept the above amendments.

SIGNED, SEALED AND DELIVERED        ) OPTIWAVE CORPORATION/CORPORATION OPTIWAVE
in the presence of:                 )
                                    )
                                    )
/s/ Curtis Flanagan                 ) Per:   /s/ Chris Boland
----------------------------        )     ---------------------------------
Witness                             ) Title:
                                    ) I/We have the authority to bind
                                      the corporation.


I the undersigned Landlord agree to and accept the above amendments.

SIGNED, SEALED AND DELIVERED        ) WAIDT CONSTRUCTION & DEVELOPMENT LTD.
in the presence of:                 )
                                    )
                                    )
                                    ) Per:   /s/ Trevor Woodside
----------------------------        )     ---------------------------------
Witness                             ) Title:
                                    ) I/We have the authority to bind
                                      the corporation.


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